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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 4, 1996, except Note 13, as to which the date is November 19, 1996, in the Registration Statement (Form S-1 No. 333-12235) and the related Prospectus of Panavision Inc. for the registration of its shares of its common stock.


                                                               ERNST & YOUNG LLP


Los Angeles, California
November 19, 1996